                                                                             BOSTON FINANCIAL TAX CREDIT FUND PLUS
                                   A LIMITED PARTNERSHIP

                                                                                                                                                                                    EXHIBIT 32.2

                                                                                                                                     CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                                                                                                                                         AS ADOPTED PURSUANT TO SECTION 906 OF THE
                                                                                                                                                               SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Boston Financial Tax Credit Fund Plus (the “Fund”) on Form 10-Q for the period ended September 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, the Principal Executive Officer and Principal Financial Officer, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

/s/Kenneth J. Cutillo
Kenneth J. Cutillo
Principal Executive Officer and
Principal Financial Officer
Arch Street VIII, Inc., as
Managing General Partner of
 Boston Financial Tax Credit Fund Plus,
A Limited Partnership

Date:  November 15, 2010

A signed original of this written statement required by section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request.